EXHIBIT 99.2


                              EMPLOYMENT AGREEMENT
                              --------------------

     This Employment Agreement (the "Agreement") is made and entered into by and between ProAssurance Corporation, a Delaware corporation ("ProAssurance") and A. Derrill Crowe, an individual ("Crowe") effective as of July 1, 2007 (the "Commencement Date").

                                    RECITALS:
                                    ---------

     Crowe has served as the chief executive officer of ProAssurance and its predecessors and subsidiaries, Medical Assurance, Inc. ("MAI") and The Medical Assurance Company, Inc. ("TMAC") since their respective dates of organization. During this period, the terms of Crowe's employment have been set forth in that certain employment Agreement dated as of January 1, 1982, between Crowe and TMAC (then known as Mutual Assurance Society of Alabama) (the "Prior Employment Agreement"), and the terms of the Prior Employment Agreement have been amended and continued in effect through the date hereof.

     Effective June 29, 2007, Crowe has resigned as chief executive officer of ProAssurance and its subsidiaries. Crowe will continue as an employee of ProAssurance (or a subsidiary) in a non-executive capacity, but he will continue as a director of ProAssurance and will serve as the non-executive Chairman of the Board of ProAssurance's Board of Directors. ProAssurance and Crowe desire to terminate the Prior Employment Agreement as of the date of his resignation as chief executive officer and to enter into this agreement to set forth the terms and conditions of Crowe's employment with ProAssurance from and after his resignation.

     NOW, THEREFORE, THESE PREMISES CONSIDERED, Crowe and ProAssurance hereby agree as follows:

     1. Resignation and Termination of Prior Employment Agreement. Crowe hereby resigns as Chief Executive Officer of ProAssurance and as an officer and director of each of the direct and indirect subsidiaries of ProAssurance effective June 29, 2007 (the "Effective Date"). Crowe agrees that the Prior Employment Agreement shall terminate and be of no further force and effect on and as of the Effective Date, and that neither Crowe, ProAssurance nor TMAC shall have any further rights under said Prior Employment Agreement except for accrued and unpaid base salary through and including the Effective Date.

     2. Employment Term. ProAssurance hereby employs Crowe, and Crowe accepts employment, upon the terms and conditions of this Agreement for the term running from the Commencement Date to and including December 31, 2009 (the "Term"). At the expiration of the Term, Crowe's employment with ProAssurance may continue on such terms as may be agreed upon by Crowe and the Chief Executive Officer of ProAssurance, subject to approval by the Board of Directors of ProAssurance.

     3. Offices; Directorship; Other Activities.

     3.1 Office and Duties.

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     (a) From and after the Commencement  Date, Crowe shall serve as Chairman of the Board of ProAssurance. Crowe shall have the duties and authority as are prescribed by the bylaws of ProAssurance for such office on the date of this Agreement, and other duties and responsibilities as may be assigned to him by ProAssurance's Board of Directors (the "Board"), provided that such assignments by the Board are customary and appropriate for the non-executive serving as Chairman of the Board of ProAssurance. Crowe shall be given such authority as is appropriate to carry out his duties.

     (b) At the request of the Chief Executive Officer of ProAssurance, Crowe shall assist the Chief Executive Officer by performing such duties consistent with the office of non-executive Chairman, including appearance at industry conferences and assistance with merger and acquisition activities.

     (c) Crowe shall devote such attention and time to the business and affairs of ProAssurance as may be reasonably required to discharge his duties under this Agreement.

     3.2 Other Activities. Crowe may directly or indirectly participate in other business ventures, investments or charitable organizations, and may also deliver lectures, fulfill speaking engagements or teach at educational institutions and may manage personal investments, so long as such activities do not materially interfere with Crowe's responsibilities to ProAssurance; provided that Crowe may not invest in any business that does business with, or competes with, ProAssurance except for investment in a business where Crowe's percentage of ownership is insignificant; and provided further that Crowe shall remain subject to the restrictions set forth in the ProAssurance Code of Ethics and Conduct.

     4. Compensation and Benefits.

     4.1 Base Salary. Crowe will continue his current base salary at the annualized rate of $715,000 through December 31, 2007. For calendar years 2008 and 2009, ProAssurance will pay to Crowe a base salary at the rate of $500,000 per annum ("Base Salary"). Base Salary will be payable in periodic installments in accordance with ProAssurance's customary practices. Amounts payable will be reduced by standard withholding and other authorized deductions.

     4.2 Other Incentive Compensation. ProAssurance will pay Crowe the annual incentive compensation previously awarded to Crowe for the calendar year ending December 31, 2007, if and to the extent that the incentive compensation is earned in accordance with the 2007 Incentive Award Guidelines as adopted by the Board on March 7, 2007; provided that the amount of the earned annual incentive compensation payable to Crowe shall be subject to proration reflecting Crowe's six months of service as Chief Executive Officer such that Crowe shall receive 50% of the annual incentive compensation that would have been awarded for the full calendar year 2007. The annual incentive compensation will be paid at such time and manner as the annual incentive compensation is paid to ProAssurance's senior executive officers consistent with past practice but not later than March 15, 2008.

     4.3 Outstanding Equity Compensation. During the Term, Crowe shall continue as a participant under the 1995 Incentive Compensation Stock Plan, as amended (the "1995 Plan") and the 2004 Equity Incentive Plan, as amended (the "2004 Plan"). All grant agreements for stock options granted under the 1995 Plan and the 2004 Plan and performance share agreements for performance shares granted under the 2004 Plan in effect on the Effective Date shall continue and remain in effect in accordance with their respective terms.

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     4.4 Other Savings and  Retirement  Plans.  During the Term,  Crowe shall be entitled to participate in all savings and retirement plans, practices, policies and programs applicable generally to other employees of ProAssurance. The current savings and retirement plans, all of which may be terminated or amended by the Board, include the Equity Plan, the Executive Non-Qualified Excess Plan and Trust, the Amended and Restated ProAssurance Corporation Stock Ownership Plan, and the ProAssurance Group Savings and Retirement Plan.

     4.5 Welfare Benefit Plans. During the Term, Crowe shall be eligible for participation in and shall receive all benefits under welfare benefit plans (including group health, disability and life insurance plans and programs) as shall be in effect from time to time, to the extent applicable to other employees of ProAssurance.

     4.6 Personal Use of Airplane. During such time that ProAssurance owns or regularly leases corporate aircraft for business purposes during the Term, Crowe shall be entitled to personal use of corporate aircraft owned or leased by ProAssurance, if any, in accordance with policies and procedures established by the Board; provided that the policies and procedures shall allow Crowe an annual allowance of up to 50 hours of personal use on an owned or leased corporate aircraft in each year during the Term. For purposes of calendar year 2007, the personal use of the airplane shall include Crowe's hours of personal use before and after the Effective Date.

     4.7 Reimbursement of Expenses. Crowe shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by Crowe in accordance with the policies, practices and procedures generally applicable to senior Executive officers of ProAssurance.

     4.8 Office and Support Staff. ProAssurance shall provide Crowe an office and clerical support.

     4.9 Vacations and Leave.

     (a) Crowe shall be entitled to vacation and sick leave (without loss of pay) in accordance with ProAssurance's policies in effect from time to time, and other personal and family leave as may be provided by law.

     (b) During the Term, at such reasonable times as the Board shall permit, Crowe shall be entitled, without loss of pay, to be absent from the performance of his duties under this Agreement.

     4.10 Conflict. In the event of any conflict between this Agreement and the terms of any benefit, severance, deferred compensation, incentive or similar plan or agreement in which Crowe is or becomes a participant during the Term (other than a stockholder-approved plan or ERISA plan), the provisions of this Agreement shall apply unless Crowe makes specific written election otherwise, but Crowe shall not be entitled to duplicative payments or benefits.

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     5. Termination of Employment.

     5.1 Death, Disability or Retirement. Crowe's employment shall terminate upon Crowe's death, Disability or Retirement during the Term.

     (a) For purposes of this Agreement, "Disability" means a serious injury or illness that requires Crowe to be under regular care of a licensed medical physician and renders Crowe incapable of performing the essential function of Crowe's position for twelve (12) consecutive months as determined by the Board in good faith and upon receipt of and in reliance on competent medical advice from one or more individuals selected by the Board, who are qualified to give professional medical advice. Crowe will submit to such medical or psychiatric examinations and tests as such medical professional deems necessary to make any determination of Crowe's Disability and consent to such medical professional sharing the results of such examination with a representative of the Board.

     (b) For purposes of this Agreement, "Retirement" means voluntary retirement by Crowe when eligible to receive retirement benefits under a retirement plan then in effect for ProAssurance, Crowe having reached the age of mandatory retirement (if such requirement then exists for ProAssurance's senior Executive officers) or any other retirement by Crowe with the consent of the Board. ProAssurance acknowledges that Crowe is eligible for retirement at his election.

     5.2 Termination by ProAssurance with Cause. ProAssurance may terminate Crowe's employment during the Term for Cause. For purposes of this Agreement, the term "Cause" means: (i) Crowe has been convicted in a federal or state court of a crime classified as a felony; (ii) action or inaction by Crowe (A) that constitutes embezzlement, theft, misappropriation or conversion of assets of ProAssurance or its subsidiaries which alone or together with related actions or inactions involve assets of more than a de minimus amount or that constitutes intentional fraud, gross malfeasance of duty, or conduct grossly inappropriate to Crowe's office, and (B) such action or inaction has adversely affected or is likely to adversely affect the business of ProAssurance or its subsidiaries, taken as a whole, or has resulted or is intended to result in a direct or indirect gain or personal enrichment of Crowe to the detriment of ProAssurance; or (iii) Crowe has been grossly inattentive to, or in a grossly negligent manner failed to competently perform, Crowe's job duties and the failure was not cured within 45 days after written notice from ProAssurance. Any termination of Crowe's employment by ProAssurance for Cause shall be communicated by a Notice of Termination (as defined in Section 5.4 below) to Crowe, which Notice of Termination shall be in writing and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Crowe's employment under this provision. Crowe shall not be deemed to have been terminated for Cause unless and until (x) he receives a Notice of Termination from ProAssurance; (y) he is given the opportunity to be heard before the Board; and (z) the Board finds in its good faith opinion, Crowe was guilty of the conduct set forth in the Notice of Termination.

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     5.3  Termination  by  Crowe  for  Good  Reason.  Crowe  may  terminate  his employment with ProAssurance for Good Reason. For purposes of this Agreement, "Good Reason" shall constitute any of the following circumstances if they occur without Crowe's express written consent during the Term: (i) a material reduction in Crowe's Base Salary as set forth in Section 4.1 hereof; or (ii) a breach by ProAssurance of any provision of this Agreement in any material respect; or (iii) the occurrence of a Change of Control (as herein defined). Except with respect to a Change of Control, Crowe must provide ProAssurance with a Notice of Termination no later than 45 calendar days after Crowe knows or should have known that Good Reason has occurred. Following delivery of Crowe's Notice of Termination, ProAssurance shall have 45 calendar days to rectify the circumstances causing the Good Reason. If ProAssurance fails to rectify the events causing Good Reason within said 45 day period, or if ProAssurance delivers to Crowe written notice stating that the circumstances cannot or shall not be rectified, Crowe shall be entitled to assert Good Reason and terminate employment as of the expiration of the 45 day period after delivery of Crowe's Notice of Termination. Should Crowe fail to provide the required Notice of Termination in a timely manner, Good Reason shall not be deemed to have occurred as a result of the event. The Term shall not be deemed to have expired during the notice period, however, as long as Crowe has provided Notice of Termination within the Term.

     For purposes of this Agreement, the following terms have the meanings set forth below:

     (a) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (b) "Person" is used as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act.

     (c) "Beneficial Ownership" is used as such term is used within the meaning of Rule 13d-3 promulgated under the Exchange Act.

     (d) "Change of Control" shall mean the occurrence during the Term of any one of the following events:

        (i) an acquisition of the voting securities of ProAssurance by any Person, immediately after which such Person has Beneficial Ownership of more than 50.1% of the combined voting power of ProAssurance's then outstanding voting securities;

        (ii) a merger, consolidation or reorganization involving ProAssurance in which an entity other than ProAssurance is the surviving entity or in which ProAssurance is the surviving entity and the stockholders of ProAssurance immediately preceding such transaction will own less than 50.1% of the outstanding voting securities of the surviving entity; or

        (iii) the sale or other disposition of substantially all of the assets of ProAssurance (as defined in the regulations under Section 409A of the Code) and ProAssurance ceases to function on a going forward basis as an insurance holding company system that provides medical professional liability insurance.

     The transactions as described in (i), (ii) and (iii) shall be referred to as "Change of Control Transactions." In no event shall a Change of Control be deemed to have occurred, with respect to Crowe, if Crowe is part of a purchasing group which consummates a Change of Control Transaction. Crowe shall be deemed "part of a purchasing group" for purposes of the preceding sentence if Crowe is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for passive ownership of less than 5% of the stock of the purchasing company or ownership of equity participation in the purchasing company or group as a result of the conversion or exchange of ProAssurance's common stock beneficially owned by Crowe.

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     5.4 Notice and Date of Termination. Any termination by ProAssurance,  or by
Crowe, shall be communicated by Notice of Termination to the other party given in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" is a written notice which indicates the specific termination provision in this Agreement relied upon and sets forth such additional information as may be required in Section 5.2 or Section 5.3 hereof, to the extent applicable. The "Date of Termination" means (i) if Crowe's employment is terminated by ProAssurance for Cause, the Date of Termination shall be as of the date of Crowe's receipt of ProAssurance's Notice of Termination; (ii) if Crowe's employment is terminated by Crowe for Good Reason, the Date of Termination shall be the last day of the 45 day period after delivery of Crowe's Notice of
Termination; (iii) if Crowe's employment is terminated due to a Change of Control, the Date of Termination shall be the date of closing of the Change of Control Transaction; (iv) if Crowe's employment is terminated by reason of death of Crowe, the date of death shall be the Date of Termination; or (v) if Crowe's employment is terminated by reason of Disability, the Date of Termination shall be the date of determination of Disability by the Board; (vi) if Crowe's employment is terminated by reason of Retirement, the Date of Termination shall be the last day of employment of Crowe; (vii) if Crowe's employment is
terminated  by  ProAssurance  other  than  for  Cause,   death,   Disability  or
Retirement, the Date of Termination shall be the date of receipt of the Notice of Termination by Crowe.

     6. Certain Benefits Upon Termination.

     6.1 Accrued Salary and Benefits. Crowe shall be entitled to receive the following upon any termination of employment: (i) accrued and unpaid Base Salary as of the Date of Termination; (ii) if the termination occurs during 2007, unpaid annual incentive compensation payable under Section 3.2(a) hereof; (iii) accrued vacation and sick leave, if any, on Date of Termination in accordance with the then current policy of ProAssurance with respect to terminated employees generally; and (iv) benefits under ProAssurance's employee benefit plans in which Crowe was a participant on the Date of Termination, which benefits shall be vested, paid or provided in accordance with the terms of said employee benefit plans.

     6.2 Severance Benefits.

     (a) If at any time prior to December 31, 2009, ProAssurance terminates the employment of Crowe for any reason other than Cause, death, Disability or Retirement, or if Crowe terminates his employment with ProAssurance for Good Reason, and Crowe, within sixty (60) days after the Date of Termination, signs the release form that is attached to this Agreement as Exhibit A (the "Release"), Crowe shall receive an amount equal to a sum of the amounts payable as Base Salary from the Date of Termination at the then current rate to December 31, 2009 (the "Severance Benefits"). Subject to the delivery of the executed Release by Crowe, the Severance Benefits shall be paid in cash or good funds in equal monthly installments during the Restricted Period (as defined in Section
7.1 hereof) on the first day of the calendar month that occurs not less than seven (7) days after the execution of the Release and ending of the first day of the last full calendar month in the Restricted Period; provided that the obligation of ProAssurance to pay such Severance Benefits to Crowe shall be subject to termination under provisions of Section 7.2 hereof in the event Crowe should violate the covenant set forth therein; and provided further that the payment of such Severance Benefits shall be payable in lump sum by ProAssurance on termination of this Agreement by Crowe for Good Reason as a result of a Change of Control. ProAssurance shall withhold from any amounts payable under this Agreement all federal, state, city or other income and employment taxes that shall be required. Notwithstanding the foregoing, if Crowe is a "specified employee" within the meaning of Section 409A(a)(2)(B)(i) of the Internal Revenue Code of 1986, as amended, the payment schedule for Severance Benefits shall be modified or adjusted to provide that no payments shall be made until the expiration of six (6) months following the Date of Termination. In the event payments are so delayed, a lump sum payment of the accumulated unpaid amounts attributable to the six (6) month period shall be made to Crowe on the first day of the seventh month following the Date of Termination. This six month delay shall not apply to any Severance Benefits which are not subject to the requirements of Code Section 409A by reason of their being separation pay upon an involuntary separation from service and their meeting the requirements and imitations of the regulations under the above referenced Code section. In no event shall the aggregate amount of the Severance Benefits be reduced as a result of such modification or adjustment.

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     (b) After termination of employment, ProAssurance agrees that Crowe and his family (as herein defined) shall be entitled to participate, at Crowe's election and expense, in the medical welfare benefit plan maintained for employees of ProAssurance and its subsidiaries, as the same may be modified or replaced from time to time, (the "Medical Plan") if and to the extent ProAssurance can legally allow such participation in the Medical Plan. Crowe's family shall include his spouse and their four (4) minor children (each a "Child" and together the "Children"). Crowe and his spouse shall be eligible to participate in the Medical Plan as herein provided until none of the Children are eligible to participate in the Medical Plan. Each Child shall be eligible to participate in the Medical Plan as herein provided until the Child reaches 21 years of age, except that a Child who is enrolled as a full time student at a college or graduate school shall be eligible to participate in the Medical Plan so long as such Child remains a full time student until the Child reaches 25 years of age. The obligation of ProAssurance to allow Crowe's family to participate in the Medical Plan shall survive Crowe's death.

     (c) Crowe shall be under no duty or obligation to seek or accept other employment and shall not be required to mitigate the amount of severance benefits provided under this Agreement by seeking employment or otherwise.

     6.3 Parachute Payment Tax Reimbursement.

     (a) If any payment or benefit within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code"), to Crowe for his benefit paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise in connection with, or arising out of, his employment with ProAssurance or a Change of Control (as defined in Section 5.3(d) hereof) (a "Payment" or "Payments"), will be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by Crowe with respect to such excise tax (such excise tax, together with such interest and penalties are collectively referred to as the "Excise Tax"), then Crowe will be entitled to receive an additional payment (a "Gross Up Payment"). The amount of the Gross Up Payment will be such that after payment by Crowe of all taxes (including any interest or penalties, other than interest and penalties imposed by reason of Crowe's failure to file a timely tax return or pay taxes shown due on his return, imposed with respect to such taxes and the Excise Tax), including any Excise Tax imposed upon the Gross Up Payment, Crowe retains an amount of the Gross Up Payment equal to the Excise Tax imposed upon the Payments.

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     (b) An initial  determination  as to whether a Gross Up Payment is required pursuant to this Agreement and the amount of such Gross Up Payment shall be made by the income tax accountants of ProAssurance. The tax accountants shall provide
their   determination   ("Determination")   together  with  detailed  supporting
calculations and documentation to ProAssurance and Crowe within a reasonable time after the Date of Termination and if the tax accountants determine that no Excise Tax is payable by Crowe with respect to a Payment or Payments, it shall furnish Crowe with an opinion reasonably acceptable to Crowe that no Excise Tax will be imposed with respect to any Payment or Payments. Within ten days of the delivery of the Determination to Crowe, Crowe shall have the right to dispute the Determination. The Gross Up Payment, if any, as determined pursuant to this
Section 6.3(b) shall be paid by ProAssurance to Crowe within 30 days of the receipt of the Determination. The existence of the Dispute shall not in any way affect Crowe's right to receive Gross Up Payments in accordance with the Determination. Upon the final resolution of a Dispute, ProAssurance shall promptly pay Crowe any additional amount required by such resolution. If there is no Dispute, the Determination shall be binding, final and conclusive upon ProAssurance and Crowe.

     7. Non-Competition.

     7.1 Non-Competition; Nonsolicitation of Employee. Crowe will not during the Restricted Period (herein defined):

     (a) become Employed by a Competitor Company that offers, sells or markets medical professional liability insurance in the primary market area of the Companies, except that Crowe may be employed with a Competitor Company so long as and on the condition that Crowe does not participate in the medical professional liability insurance business of the Competitor Company; or

     (b) solicit or induce any employees of the Companies to leave such employment or accept employment with any other person or entity, or solicit or induce any insurance agent of the Companies to offer, sell or market medical professional liability insurance for a competitor company in the primary market area of the Companies;

     "Companies" means any direct or indirect subsidiary of ProAssurance that, now or in the future, offers medical professional liability insurance or non-risk bearing products and services related to underwriting, claims or risk management, or indemnification for medical professional liability, and any other company that has succeeded to the business of any of the Companies.

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     "Competitor   Company"  means  an  insurance  company,   insurance  agency,
business, for profit or not for profit organization (other than the Companies) that provides, or offers to provide medical professional liability insurance to health care providers.

     "Employed" includes activities as an owner, proprietor, employee, agent, solicitor, partner, member, manager, principal, shareholder (owning more than 1% of the outstanding stock), consultant, officer, director or independent contractor.

     "Health care providers" means physicians, dentists, podiatrists, physician assistants, nurse practitioners, other individual health care providers and hospital and other institutional health care providers.

     "Medical professional liability insurance" means medical malpractice insurance and reinsurance, and equivalent self-insured services such as administration of self-insured trusts, claims management services and risk management services for health care providers. "Medical professional liability insurance" does not include services provided as an employee of a health care provider if such services are rendered solely for the purpose of servicing medical professional liability risk of the employer or that of its employees.

     "Primary market area" means any state in which any one or more of the Companies derived more than $15 million in revenues from the sale of medical professional liability insurance and non-risk bearing medical professional liability services or products to health care providers in the most recent complete fiscal year prior to the Date of Termination.

     "Restricted Period" means a period of 24 months from the Date of Termination.

     7.2 Remedies for Breach. If Crowe is deemed to have materially breached the non-competition covenants set forth in Section 7.1 of this Agreement, ProAssurance may, in addition to seeking an injunction or any other remedy they may have, withhold or cancel any remaining payments of Severance Benefits due to Crowe pursuant to Section 6.2 of this Agreement. ProAssurance shall give prior or contemporaneous written notice of such withholding or cancellation of payments in accordance with Section 6.2 hereof. If Crowe violates any of these restrictions, the Companies shall be further entitled to an immediate preliminary and permanent injunctive relief, without bond, in addition to any other remedy which may be available to ProAssurance.

     7.3 Reasonableness of Restrictions. ProAssurance and Crowe agree that the restrictions in this Agreement are fair and reasonable in all respects, including the geographic and temporal restrictions, and that the benefits described in this Agreement, to the extent any separate or special consideration is necessary, are fully sufficient consideration for Crowe's obligations under this Agreement.

     7.4 Confidentiality. Crowe will remain obligated under any confidentiality or nondisclosure agreement with the Companies (or any of them) that is currently in effect or to which Crowe may in the future be bound. In the event that Crowe is at any time not the subject of a separate confidentiality or nondisclosure agreement with the Companies (or any of them), Crowe expressly agrees that Crowe shall not use for Crowe's personal benefit, or disclose, communicate or divulge to, or use for the direct or indirect benefit of any person, firm, association or company any confidential or competitive material or information of the Companies or their subsidiaries, including without limitation, any information regarding insureds or other customers, actual or prospective, and the contents of their files; marketing, underwriting or financial plans or analyses which is not a matter of public record; claims practices or analyses which are not matters of public record; pending or past litigation in which the Companies have been involved and which is not a matter of public record; and all other strategic plans, analyses of operations, computer programs, personnel information and other proprietary information with respect to the Companies which are not matters of public record. Crowe shall return to the Companies promptly, and in no event later than the Date of Termination, all items, documents, lists and other materials belonging to the Companies or their subsidiaries, including but not limited to, credit, debit or service cards, all documents, computer tapes, or other business records or information, keys and all other items in Crowe's possession or control.

     8. Indemnification. In addition to any indemnification required by law, under the Certificate of Incorporation or Bylaws of ProAssurance or any of the Companies (as defined in Section 6.1 hereof), or under a policy of insurance owned by ProAssurance or the Companies, ProAssurance shall provide Crowe indemnification under the terms and conditions of his current Indemnification Agreement with ProAssurance.

     9. Notice. For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand or commercial courier or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses as set forth below or to such other address as one party may have furnished to the other in writing in accordance herewith.

         Notice to Crowe:
         ----------------

             A. Derrill Crowe
             [Privacy]
             Birmingham, Alabama [Privacy]


         Notice to the Companies:
         ------------------------

             ProAssurance Corporation
             Mailing Address:
             P. O. Box 590009
             Birmingham, Alabama 35259-0009

             Street Address:
             100 Brookwood Place
             Birmingham, Alabama 35209
             Attention: Corporate Secretary

     10. Arbitration. ProAssurance and Crowe agree that final and binding arbitration shall be the sole recourse to settle any claim or controversy arising out of or relating to a breach or the interpretation of this Agreement, except as either party may be seeking injunctive relief. Either party may file a demand for arbitration. The arbitration shall be held at a mutually agreeable location, and shall be subject to and in accordance with the Employment Arbitration Rules of the American Arbitration Association then in effect; provided that if the location cannot be agreed upon the arbitration shall be held in Birmingham, Alabama. The arbitrator may award any and all remedies allowable by the cause of action subject to the arbitration, but the arbitrator's sole authority shall be to interpret and apply the provisions of this Agreement. In reaching its decision the arbitrator shall have no authority to change or modify any provision of this Agreement or other written agreement between the parties. The arbitrator shall have the power to compel the attendance of witnesses at the hearing. Any court having jurisdiction may enter a judgment based upon such arbitration. All decisions of the arbitrator shall be final and binding on the parties without appeal to any court. Upon execution of this Agreement, Crowe shall be deemed to have waived any right to commence litigation proceedings regarding this Agreement outside of arbitration or injunctive relief without the express consent of ProAssurance. ProAssurance shall pay all arbitration fees and the arbitrator's compensation. If Crowe prevails in the arbitration proceeding, ProAssurance shall reimburse to Crowe the reasonable fees and expenses of Crowe's personal counsel for his or her professional services rendered to Crowe in connection with the enforcement of this Agreement.

     11. Miscellaneous.

     (a) Except insofar as this provision may be contrary to applicable law, no sale, transfer, alienation, assignment, pledge, collateralization or attachment of any benefits under this Agreement shall be valid or recognized by ProAssurance.

     (b) This Agreement sets forth the entire agreement between the parties with respect to the matters set forth herein. This Agreement may not be modified or amended except by written agreement intended as such and signed by all parties.

     (c) This Agreement shall benefit and be binding upon the parties and their respective directors, officers, employees, representatives, agents, heirs, successors, assigns, devisees, and legal or personal representatives.

     (d) ProAssurance, from time to time, shall provide government agencies with such reports concerning this Agreement and copies thereof as may be required by law, and shall provide Crowe with such disclosure concerning this Agreement as may be required by law or as ProAssurance may deem appropriate.

     (e) Crowe and ProAssurance respectively acknowledge that each of them has read and understand this Agreement, that they have each had adequate time to consider this Agreement and discuss it with each of their attorneys and advisors, that each of them understands the consequences of entering into this Agreement, that each of them is knowingly and voluntarily entering into this Agreement, and that they are each competent to enter into this Agreement.

     (f) If any provision of this Agreement is determined to be unenforceable, at the discretion of ProAssurance the remainder of this Agreement shall not be affected but each remaining provision shall continue to be valid and effective and shall be modified so that it is enforceable to the fullest extent permitted by law.

     (g) This Agreement will be interpreted as a whole according to its fair terms. It will not be construed strictly for or against either party.

     (h) Except to the extent that federal law controls, this Agreement is to be construed according to Delaware law.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on November 5, 2007 to be effective as of the Commencement Date

                                                  CROWE:

                                                      /s/ A. Derrill Crowe
                                                      --------------------
                                                      A. Derrill Crowe

                                                  PROASSURANCE CORPORATION

                                                  By: /s/ Victor T. Adamo
                                                      -------------------
                                                      Victor T. Adamo, President

                                    EXHIBIT A
                                    ---------

               RELEASE IN CONJUNCTION WITH SEVERANCE COMPENSATION
               --------------------------------------------------

     This Release of Claims ("Release") is between ProAssurance Corporation ("ProAssurance"), and any successor company that has assumed the Agreement to which this Release was an attachment (all such organizations being referred to in this Release as the "Companies") and A. Derrill Crowe ("Crowe").

     The  Companies  and  Crowe  have  agreed  to  terminate  their   employment
relationship. To effect an orderly termination, Crowe, and the Companies are entering into this Release.

     1. For the purposes of this Release, "Date of Termination" is the effective date of Crowe's termination of employment from Companies. Crowe hereby waives any and all rights Crowe may otherwise have to continued employment with or re-employment by the Companies or any parent, subsidiary or affiliate of Companies.

     2. Effective with the Date of Termination, Crowe is relieved of all duties and obligations to the Companies, except as provided in this Release or any applicable provisions of the Employment Agreement between Companies and Crowe, effective as of July 1, 2007 ("Agreement"), which survive termination of the employment relationship.

     3. Crowe agrees that this Release and its terms are confidential and shall not be disclosed or published directly or indirectly to third persons, except as necessary to enforce its terms, by Crowe or to Crowe's immediate family upon their agreement not to disclose the fact or terms of this Release, or to Crowe's attorney, financial consultant or accountant, except that Crowe may disclose, as necessary, the fact that Crowe has terminated Crowe's employment with the Companies.

     4. Any fringe benefits that Crowe has received or currently is receiving from the Companies or its affiliates shall cease effective with the Date of Termination, except as otherwise provided for in this Release, in the Agreement or by law.

     5. The parties agree that the terms contained and payments provided for in the Agreement are compensation for and in full consideration of Employee's release of claims under this Release, and Crowe's confidentiality, non-compete, non-solicitation and non-disclosure agreements contained in the Agreement.

     6. Crowe shall be under no duty or obligation to seek or accept other employment and shall not be required to mitigate the amount of the Severance Benefits (as defined and provided under the Agreement) by seeking employment or otherwise, provided, however, that Crowe shall be required to notify the Companies if Crowe becomes covered by a health or dental care program providing substantially similar coverage, at which time health or dental care continuation coverage provided under the Agreement shall cease.

     7. Crowe waives, releases, and forever discharges the Companies and each of their direct or indirect parents, subsidiaries, affiliates, and any partnerships, joint ventures or other entities involving or related to any of the Companies, their parents, subsidiaries or affiliates, and all present or former employees, officers, agents, directors, successors, assigns and attorneys of any of these corporations, persons or entities (all collectively referred to in this Release as the "Released") from any and all claims, charges, suits, causes of action, demands, expenses and compensation whatsoever, known or unknown, direct or indirect, on account of or growing out of Crowe's employment with and termination from the Companies, or relationship or termination of such relationship with any of the Released, or arising out of related events occurring through the date on which this Release is executed. This includes, but is not limited to, claims for breach of any employment contract; handbook or manual; any express or implied contract; any tort; continued employment; loss of wages or benefits; attorney fees; employment discrimination arising under any federal, state, or local civil rights or anti-discrimination statute, including specifically any claims Crowe may have under the federal Age Discrimination in Employment Act, as amended, 29 USC ss.ss. 621, et seq.; emotional distress; harassment; defamation; slander; and all other types of claims or causes of action whatsoever arising under any other state or federal statute or common law of the United States.

     8. Crowe does not waive or release any rights or claims that may arise under the federal Age Discrimination in Employment Act, as amended, after the date on which this Release is executed by Crowe.

     9. Crowe acknowledges and agrees that Crowe has been advised in writing by this Release, and otherwise, to CONSULT WITH AN ATTORNEY before Crowe executes this Release.

     10. Crowe agrees that Crowe received a copy of this Release prior to executing the Agreement, that this Release incorporates the Companies' FINAL OFFER; that Crowe has been given a period of at least twenty-two (22) calendar days within which to consider this Release and its terms and to consult with an attorney should Crowe so elect.

     11. Crowe shall have seven (7) calendar days following Crowe's execution of this Release to revoke this Release. Any revocation of this Release shall be made in writing by Crowe and shall be received on or before the time of close of business on the seventh calendar day following the date of the Employee's execution of this Release at ProAssurance's address at 100 Brookwood Place, P.
O. Box 590009, Birmingham, Alabama 35259-0009, Attention: Chairman, or such other place as the Companies may notify Crowe in writing. This Release shall not become effective or enforceable until the eighth (8th) calendar day following Crowe's execution of this Release.

     12. Crowe and the Companies acknowledge that they have read and understand this Release, that they have had adequate time to consider this Release and discuss it with their attorneys and advisors, that they understand the consequences of entering into this Release, that they are knowingly and voluntarily entering into this Release, and that they are competent to enter into this Release.

     13. This Release shall benefit and be binding upon the parties and their respective directors, officers, employees, agents, heirs, successors, assigns, devisees and legal or personal representatives.

     14. This Release, along with the attached Agreement, sets forth the entire agreement between the parties at the time and date these documents are executed, and fully supersedes any and all prior agreements or understandings between them pertaining to the subject matter in this Release. This Release may not be modified or amended except by a written agreement intended as such, and signed by all parties.

     15. Except to the extent that federal law controls, this Release is to be construed according to the law of the state of Delaware.

     16. If any provision of this Release is determined to be unenforceable, at the discretion of ProAssurance the remainder of this Release shall not be affected but each remaining provision or portion shall continue to be valid and effective and shall be modified so that it is enforceable to the fullest extent permitted by law.

     17. To signify their agreement to the terms of this Release, the parties have executed it on the date set forth opposite their signatures, or those of their authorized agents, which follow.

                                    CROWE

Dated:
      -------------------           -------------------------------------
                                    A. Derrill Crowe


                                    PROASSURANCE CORPORATION

Dated:                              By:
      -------------------              ----------------------------------